Offerings - Offering: 1	Jun. 15, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Equity
Security Class Title	Class A Ordinary Shares, par value US$0.00004 per share
Amount Registered | shares	20,000,000
Proposed Maximum Offering Price per Unit	12.00
Maximum Aggregate Offering Price	$ 240,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 33,144.00
Offering Note	Estimated solely for purposes of calculating the registration fee in accordance with Rules 457(o) under the Securities Act of 1933, as amended. In accordance with Rule 416(a), we are also registering an indeterminate number of additional Ordinary Shares that shall be issuable pursuant to Rule 416 to prevent dilution resulting from share splits, share dividends or similar transactions.